INVESCO EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED AUGUST 17, 2018 TO THE

PROSPECTUS DATED APRIL 9, 2018, AS REVISED MAY 21, 2018,

AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Dow Jones Industrial Average Dividend ETF

Important Notice Regarding a Change to the Unitary Management Fee of

Invesco Dow Jones Industrial Average Dividend ETF (the “Fund”)

Effective August 20, 2018, Invesco Capital Management LLC (the “Adviser”) has agreed to waive permanently a portion of the unitary management fee for the Fund. After giving effect to such waiver, the Fund’s net unitary management fee will be 0.07% of the Fund’s average daily net assets. Accordingly, the Prospectus is revised as follows:

•	The following replaces the first paragraph and table included under the section titled “Fund Fees and Expenses” on Page 1 of the Summary Prospectus and Page 9 of the Prospectus for the Fund:

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.30%
Fee Waivers and Expense Assumption(2)	0.23%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption	0.07%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(2)

Effective August 20, 2018, Invesco Capital Management LLC (the “Adviser”) has agreed to waive permanently a portion of its unitary management fee. After giving effect to such waiver, the net unitary management fee will be 0.07%.

•	The following replaces the information included under the section titled “Example” on Page 1 of the Summary Prospectus and Page 9 of the Prospectus for the Fund:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and Expense Assumption in each period. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$7	$23	$40	$90

•	On page 68, the information relating to the Fund set forth in the fourth table under the section titled “Management of the Funds—Advisory Fees” is deleted and replaced with the following:

Fund	Unitary Management Fee
Invesco Dow Jones Industrial Average Dividend ETF	0.07	%*

*	Effective August 20, 2018, the Adviser has agreed to waive permanently a portion of its unitary management fee. After giving effect to such waiver, the net unitary management fee will be 0.07%.

Please Retain This Supplement for Future Reference.

P-DJD-PROSUP-1 081718